Putnam
New York
Tax Exempt
Income Fund

ANNUAL REPORT
November 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "The credit situation in New York is brightening. Higher-than-expected tax revenues, largely the result of a booming year on Wall Street, and recent affirmation of New York City's investment-grade credit rating by the major rating agencies are fostering greater confidence in this municipal bond market."

                     -- Howard K. Manning, manager
                        Putnam New York Tax Exempt Income Fund
      CONTENTS
 4    Report from Putnam Management
 9    Fund performance summary
14    Portfolio holdings
21    Financial statements



From the Chairman

[PHOTO OF GEORGE PUTNAM OMITTED]

(copyright) Karsh, Ottawa

Dear Shareholder:

The fiscal year that closed on November 30, 1996, certainly represented a study in contrasts for shareholders of Putnam New York Tax Exempt Income Fund.

The year opened amidst a flat-tax flurry in the presidential primary campaign that threw the municipal bond market into a sustained state of uncertainty. It proceeded in the wake of a succession of further market worries over the state of the economy and the course of interest rates. Finally, as the second half unfolded, the municipal bond market began to develop a sense of serenity, closing the year in an almost upbeat mood.

Toward the end of fiscal 1996, Howard Manning was appointed your fund's manager. Howard has 14 years of investment experience and has been a member of Putnam's municipal bond group since 1986.

In the report that follows, Howard discusses the events and strategies that drove your fund's performance during the fiscal year just ended and takes a look at prospects for the year that has just begun.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

January 15, 1997



Report from the Fund Manager
Howard K. Manning

The ups and downs of interest rates during the past 12 months have taken a toll on the performance of fixed-income securities, and municipal bonds were not immune to these pressures. Performance gains were made, only to be siphoned away by rising rates and bond investors' uncertainty about economic growth and inflation. However, thanks to a rally in the closing weeks of the reporting period, Putnam New York Tax Exempt Income Fund's class A shares delivered a total return of 4.92% at net asset value (NAV) and -0.10% at public offering price (POP) for the year ended November 30, 1996. Notwithstanding the difficulties presented by higher interest rates during the year, the environment did bolster the fund's current dividend rate. As of November 30, 1996, an investment taxed at the maximum 46.27% federal, state, and city rate would have to provide a current return of 9.36% to equal the fund's 5.03% current dividend rate for class A shares at POP. (For complete performance and dividend information, please see pages 9 and 10.)

*SLOWING ECONOMY AND STRONG DEMAND SPARK MUNICIPAL BOND RALLY

After a difficult and volatile year, the municipal bond market shifted gears into a long-awaited rally in late fall. The U.S. economy's fast-paced growth of 4.6% during the third quarter of calendar year 1996 gave way to a projection of 2.2% growth for the final three months of the year. Economists expect this slowdown to continue into early 1997. This cooling of economic growth soothed investors' concerns over rising interest rates and helped lead fixed-income investments, including municipal bonds, to higher price levels.

Strong demand also helped spur the recent rally. While large numbers of U.S. investors focused their attention on the unprecedented gains in the stock market, overseas investors purchased upward of $175 billion in U.S. bonds -- an amount that exceeds the federal budget deficit. Although foreign investors -- ineligible for the tax benefits of U.S. municipal bonds -- invested primarily in Treasury securities, their interest sparked greater demand and consequently, rising prices for the municipal market as well.

In terms of supply, the market for municipal securities was relatively tight through the first few months of the period. June and July are traditionally months in which many bonds mature or reach their call dates and September's municipal bond issuance was the lowest in more than a year. Autumn's lower interest rates, however, made bond issuance more attractive for cash-strapped municipalities, and the supply of new bonds rose.

We capitalized on the positive performance of the municipal bond market by maintaining an above-market duration into the fall. However, given the magnitude of the market's rally, we thought it prudent to begin trimming the portfolio's duration in the closing weeks of the period. Duration is a measure of the portfolio's maturity structure and reflects the price sensitivity of holdings to changes in interest rates. A longer duration can mean a more volatile net asset value if rates change but also one more likely to appreciate substantially if rates decline. A shorter duration can help preserve portfolio value as interest rates rise.

[GRAPHIC OMITTED: HORIZONTAL BAR CHART TOP INDUSTRY SECTORS*]

TOP INDUSTRY SECTORS*

Transportation                           26.2%

Education                                17.7%

Health care                              11.0%

Water and sewerage                        6.4%

Utilities                                 6.3%

Footnote reads:
*Based on net assets as of 11/30/96. Top industry sectors will vary over time.



*NEW YORK CREDIT ENVIRONMENT REMAINS STRESSED

Credit concerns continue to be an issue at both the state and local levels. New York City and Albany are feeling the pinch as fewer dollars flow from Washington. With more budget tightening in the cards, state-appropriated issues and New York City government obligations can be expected to undergo further pricing pressure. With little expectation for improvement in the second half of the year, we significantly reduced holdings in state-appropriated bonds, which are used to finance public programs, in favor of essential-service issues.

Essential-service bonds are attractive because they are self-funding, that is, user fees that are paid for the services become the sources of the bonds' payments to investors. Since the issuers have the ability to set user fees, income from these bonds is relatively stable and carries a lower risk of default than income from other types of municipal bonds. Essential-service bonds have another important advantage: they don't rely on the New York budgetary process for their long-term survival. New York City Water Authority, New York State Local Government Assistance Corp., Port Authority of New York, and Triboro Bridge Authority are examples of essential-service bonds in your fund's portfolio at the end of the period.

One positive factor in New York's credit picture has been the record-breaking pace on Wall Street. This market environment proved especially beneficial for New York City. As tax-paying investors earn more money, it boosts the city's and state's tax revenues. This, in turn, helps ease chronic budget deficit problems and improve perceptions of New York's creditworthiness. In fact, New York City was in healthier financial shape this fall than we had anticipated. Two of the major rating agencies -- Moody's and Standard & Poor's(registered trademark) -- have acknowledged the city's healthier prospects and reaffirmed their respective investment-grade credit ratings of Baa-1 and BBB+.



[GRAPHIC OMITTED: PIE CHART PORTFOLIO QUALITY OVERVIEW]

PORTFOLIO QUALITY OVERVIEW*

Ba                --1.3%

VMIG1 (short term)--2.0%

Baa               --36.1%

Aaa               --37.5%

A                 --13.8%

Aa                --9.3%

Footnote reads:
*Based on percentage of market value as of 11/30/96. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's terminology and may include unrated bonds considered by Putnam Management to be of comparable quality. Portfolio quality will vary over time.

*MANAGEMENT STRATEGIES ARE DESIGNED TO INCREASE QUALITY AND SOFTEN IMPACT OF MARKET VOLATILITY

For several months, our management focus has been on upgrading credit quality and reducing the interest-rate risk of the fund. We believe these efforts are critical to generating consistent, above-average performance with below-average market risk.

As of November 30, 1996, nearly two thirds of the fund's holdings were rated A or better. Our push into essential-service bonds and a shift away from lower-quality holdings improved the portfolio's overall credit quality. Given the tightening spreads between higher- and lower-quality bonds, we do not believe investors are currently being compensated for the increased risk posed by lower-rated bonds, and so this shift should not have any significant impact on the fund's income stream.

Zero-coupon bonds, which have been represented in the portfolio for some time, typically experience wider price swings in response to changing market conditions, outperforming in periods of declining interest rates and underperforming in periods of rising interest rates. Although they served the fund well during this fall's rally, decreasing zero-coupon holdings has been at the forefront of our efforts to reduce the fund's interest-rate sensitivity and, thus, mitigate the impact of the market's volatility.



Managing call exposure a priority. A bond's provisions may allow the issuer to call it in at or after a specified date but prior to maturity. When the call date arrives, if interest rates have declined below their level at the time of issue, the bond is likely to be called, forcing investors to reinvest at the current lower rates. Exposure to callable bonds always has some potential to affect a fund's income stream; thus, as an ongoing part of our strategy, we focus on noncallable bonds to reduce your fund's call risk.

Even with this year's rise in interest rates, reinvestment risk remains substantial, since many of the bonds now being called were issued in the far higher rate environment of the 1980s. At year-end, 42% of the fund's assets were invested in noncallable bonds.

*CONSTRUCTIVE, YET CAUTIOUS, OUTLOOK PREVAILS

After the market's positive performance during the past several months, we now believe municipal bonds may be fully priced and are scaling back your portfolio's duration accordingly. We are also aiming to re-position the portfolio from a barbell structure, which favors holdings in both short- and long-term bonds, to one that emphasizes bonds in the 15- to 20-year maturity range, where we expect to find better values.

Pre-election talk of sweeping tax reforms, such as the flat tax and the elimination of the Internal Revenue Service, has been shelved, most likely for the duration of the current administration. Although we remain aware that these issues are merely dormant, not dead, the short-term outlook for tax-advantaged income investments remains constructive.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam New York Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal income tax and New York state and New York City personal income taxes consistent with preservation of capital.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/96

                   Class A        Class B          Class M
(inception date)   (9/2/83)       (1/4/93)        (4/10/95)
                 NAV     POP    NAV     CDSC    NAV     POP
-------------------------------------------------------------
1 year          4.92%  -0.10%  4.35%   -0.63%  4.59%   1.21%
-------------------------------------------------------------
5 years        41.01   34.26     --       --     --      --
Annual
average         7.12    6.07     --       --     --      --
-------------------------------------------------------------
10 years      103.77   94.05     --       --     --      --
Annual
average         7.38    6.85     --       --     --      --
-------------------------------------------------------------
Life of class     --      --  21.98    19.00  10.28    6.64
Annual average    --      --   5.21     4.55   6.11    3.98
-------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/96

                               Lehman Bros.
                                 Municipal        Consumer
                                Bond Index      Price Index
-------------------------------------------------------------
1 year                             5.89%           3.26%
-------------------------------------------------------------
5 years                           45.83           15.09
Annual average                     7.83            2.85
-------------------------------------------------------------
10 years                         112.21           43.66
Annual average                     7.81            3.96
-------------------------------------------------------------
Life of class B                   31.20           11.77
Annual average                     7.18            2.89
-------------------------------------------------------------
Life of class M                   15.06            4.76
Annual average                     8.76            2.86
-------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.



[GRAPHIC WORM CHART OMITTED: GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

                     Fund's       Lehman Bros.
             Class A shares    Municipal Bond    Consumer Price
Date/year            at POP             Index             Index
---------      -----------              -----            ------
11/30/86              9,525            10,000            10,000
11/30/87              9,370             9,978            10,453
11/30/88             10,587            11,038            10,897
11/30/89             11,727            12,254            11,404
11/30/90             12,239            13,197            12,120
11/30/91             13,762            14,552            12,482
11/30/92             15,222            16,011            12,862
11/30/93             17,050            17,786            13,207
11/30/94             15,683            16,855            13,560
11/30/95             18,498            20,042            13,913
11/30/96             19,405            21,221            14,366

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 1/4/93 would have been valued at $12,198 on 11/30/96 ($11,900 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 4/10/95 would have been valued at $11,028 at net asset value on 11/30/96 ($10,664 at public offering price).


PRICE AND DISTRIBUTION INFORMATION
12 months ended 11/30/96
                              Class A      Class B      Class M
-------------------------------------------------------------------
Distributions (number)           12           12          12
-------------------------------------------------------------------
Income                         $0.481      $0.422       $0.454
-------------------------------------------------------------------
Total                          $0.481      $0.422       $0.454
-------------------------------------------------------------------
Share value:                NAV      POP     NAV     NAV      POP
-------------------------------------------------------------------
11/30/95                  $8.97    $9.42   $8.95   $8.97    $9.27
-------------------------------------------------------------------
11/30/96                   8.91     9.35    8.90    8.91     9.21
-------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------
Current dividend rate1     5.28%    5.03%   4.62%   4.96%    4.80%
------------------------------------------------------------------
Taxable equivalent2        9.83     9.36    8.60    9.23     8.93
------------------------------------------------------------------
Current 30-day SEC yield3  4.73     4.50    3.98    4.42     4.27
------------------------------------------------------------------
Taxable equivalent2        8.80     8.38    7.41    8.23     7.95
------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Assumes maximum 46.27% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

3Based only on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 12/31/96
(most recent calendar quarter)
                     Class A           Class B          Class M
(inception date)     (9/2/83)          (1/4/93)        (4/10/95)
                   NAV      POP     NAV      CDSC     NAV      POP
--------------------------------------------------------------------
1 year            3.40%   -1.52%   2.72%    -2.17%   3.08%   -0.24%
--------------------------------------------------------------------
5 years           37.80   31.21      --        --      --       --
Annual average     6.62    5.58      --        --      --       --
--------------------------------------------------------------------
10 years         102.87   93.17      --        --      --       --
Annual average     7.33    6.80      --        --      --       --
--------------------------------------------------------------------
Life of class        --      --   21.23     18.28    9.76     6.14
Annual average       --      --    4.94      4.30    5.53     3.50
--------------------------------------------------------------------
Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.



COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments, does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants
For the fiscal year ended November 30, 1996

To the Trustees and Shareholders of
Putnam New York Tax Exempt Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam New York Tax Exempt Income Fund, including the portfolio of investments owned, as of November 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam New York Tax Exempt Income Fund as of November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                     Coopers & Lybrand L.L.P.
Boston, Massachusetts
January 13, 1997



Portfolio of investments owned
November 30, 1996


                   Key to Abbreviations
                   AMBAC      --AMBAC Indemnity Corporation
                   FGIC       --Financial Guaranty Insurance Company
                   FHA Insd.  --Federal Housing Administration Insured
                   FRB        --Floating Rate Bonds
                   FSA        --Financial Security Assurance
                   G.O. Bonds --General Obligation Bonds
                   IFB        --Inverse Floating Rate Bonds
                   MBIA       --Municipal Bond Investors Assurance Corporation
                   RAN        --Revenue Anticipation Notes
                   VRDN       --Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES  (99.2%)*
PRINCIPAL AMOUNT                                                                                    RATINGS**            VALUE

New York  (92.5%)*
------------------------------------------------------------------------------------------------------------------------------
       $3,000,000  Babylon, Indl. Dev. Agcy. Resource Recvy. Rev. Bonds
                   (Ogden Martin Syst. Babylon Inc.), Ser. B, 8 1/2s, 1/1/19                        AAA              3,292,500
       14,500,000  Battery Park, City Auth. Rev. Bonds, 7.7s, 5/1/15                                Aaa             15,968,125
        5,000,000  Metropolitan Trans. Auth. FRB, Ser. 93B, AMBAC, 6.05s, 6/30/02
                   (acquired 6/30/93, cost $5,170,750)(double dagger)                               Aaa              5,293,750
                   Metropolitan Trans. Auth. Rev. Bonds
       15,400,000  Ser. A, MBIA 6 1/4s, 4/1/14                                                      Aaa             17,171,000
       14,495,000  Ser. A, MBIA 6 1/4s, 4/1/13                                                      Aaa             16,180,044
        5,000,000  (NY Svc. Contract Trans. Facs.), Ser. 7, 5.45s, 7/1/07                           Baa              5,025,000
       10,000,000  Ser. A, MBIA, 5 1/4s, 4/1/26                                                     Aaa              9,700,000
                   Metropolitan Trans. Auth. Svcs. Contract Fac. Rev. Bonds
        3,290,000  (Trans. Fac.), Ser. 3, 7 1/2s, 7/1/16                                            Aaa              3,705,363
        3,750,000  (Trans. Fac.), Ser. 3, 7 3/8s, 7/1/08                                            Baa              4,321,875
        3,000,000  (Trans. Fac.), Ser. 6, 7s, 7/1/09                                                Baa              3,262,500
       10,065,000  (Trans. Fac.), Ser. P, 5 3/4s, 7/1/15                                            Baa             10,039,838
       14,750,000  (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                                            Baa             14,989,688
        8,000,000  (Commuter Fac.), Ser. O, 5 1/2s, 7/1/17                                          Baa              7,860,000
       17,995,000  (Trans. Fac.), Ser. O, 5 1/2s, 7/1/17                                            Baa             17,680,088
        5,000,000  Metropolitan Trans. Auth. Trans. Rev. Bonds,
                   Ser. O, MBIA, 6 3/8s, 7/1/20                                                     Aaa              5,331,250
                   Muni. Assistance Corp. for the City of NY Rev. Bonds
        4,500,000  Ser. 61, 5 3/4s, 7/1/08                                                          Aa               4,545,945
       11,795,000  Ser. 62, 5 1/2s, 7/1/08                                                          Aa              11,898,796
        4,225,000  NY City, G.O. Bonds, Ser. D, 8s, 8/1/03                                          BBB              4,911,563
        6,000,000  NY & NJ Port Auth. Rev. Bonds (Kennedy Intl. Arpt.), 6 3/4s, 10/1/19             BB/P             6,202,500
          500,000  NY City, Cultural Res. VRDN (American Museum of Natural History),
                   Ser. B, MBIA, 3.35s, 4/1/21                                                      VMIGI              500,000
                   NY City, G.O. Bonds
        5,430,000  Ser. D, 8 1/4s, 8/1/11                                                           A                6,237,713
       12,325,000  Ser. B, 8 1/4s, 6/1/05                                                           Baa             14,558,906
       20,195,000  Ser. A, 8s, 8/15/19                                                              BBB             23,552,419
        5,775,000  Ser. D, 8s, 8/1/03                                                               Baa              6,496,875
        1,035,000  Ser. D, Prerefunded, 7.65s, 2/1/08                                               BBB              1,198,013
        4,540,000  Ser. D, 7.65s, 2/1/08                                                            Baa              5,084,800
        3,455,000  Ser. E, 7.6s, 2/1/05                                                             A                3,839,369
        4,730,000  Ser. F, 7.6s, 2/1/05                                                             A                5,297,600
       26,000,000  Ser. B, 7 1/2s, 2/1/06                                                           BBB             28,502,500
       20,000,000  Ser. B, 7 1/2s, 2/1/02                                                           BBB             22,200,000
       12,675,000  Ser. B, 6 1/2s, 8/15/11                                                          Baa             13,514,719
       21,495,000  Ser. D, 6 1/2s, 11/1/10                                                          Baa             22,972,781
        5,240,000  Ser. B, 6 1/2s, 8/15/10                                                          Baa              5,600,250
       10,000,000  Ser. F, 5 7/8s, 8/1/24                                                           BBB              9,787,500
       18,800,000  Ser. F, 3s, 11/15/00                                                             A               17,719,000
                   NY City, VRDN
        5,000,000  Ser. D, FGIC, 3.55s, 2/1/21                                                      VMIGI            5,000,000
        2,500,000  (Brooklyn Navy Yard), Ser. B, 3.7s, 7/1/29                                       VMIGI            2,500,000
        2,000,000  Ser. A-10, 3 1/4s, 8/1/17                                                        VMIGI            2,000,000
                   NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                   (Terminal One Group Assn.)
       20,500,000  6 1/8s, 1/1/24                                                                   A               20,679,375
       18,250,000  6s, 1/1/19                                                                       A               18,318,438
        8,000,000  NY City, Indl. Dev. Rev. Bonds (Solid Waste Disp-Visy Paper),
                   7.8s, 1/1/16                                                                     BB/P             8,610,000
          505,000  NY City, Hsg. Dev. Corp. Mtge. VRDN (Parkgate Tower), Ser. 1, 3.4s, 12/1/07      VMIGI              505,000
        3,300,000  NY City, Hsg. Dev. Corp. Special Obligation VRDN (East 96th St. Project),
                   Ser. A, 3.55s, 8/1/15                                                            VMIGI            3,300,000
       12,000,000  NY City, Indl. Dev. Agcy. (Paer Inc.), 7.95s, 1/1/28                             BB/P            12,915,000
       10,740,000  NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds (Rockefeller Foundation),
                   5 3/8s, 7/1/23                                                                   Aaa             10,632,600
                   NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
       10,625,000  (American Airlines, Inc.), 6.9s, 8/1/24                                          Baa             11,368,750
        6,000,000  (Terminal One Group Assn.), 6s, 1/1/15                                           A                6,045,000
       13,000,000  NY City, Muni. Fin. Auth. Wtr. and Swr. Syst. FRB, FGIC, 11s, 6/15/11
                   (acquired 8/9/91, cost $13,587,860)(double dagger)#                              AAA             19,321,250
                   NY City, Muni. Wtr. Fin. Auth. Rev. Bonds
        2,480,000  6 3/4s, 6/15/17                                                                  A                2,631,900
        2,520,000  Prerefunded, MBIA, 6 3/4s, 6/15/17                                               Aaa              2,790,900
       10,000,000  Ser. A, MBIA, 6s, 6/15/25                                                        Aaa             10,425,000
       15,000,000  Ser. B, MBIA, 5 3/4s, 6/15/26                                                    Aaa             15,243,750
       27,500,000  Ser. A, 5 1/2s, 6/15/24                                                          A               26,881,250
        4,000,000  NY City, Muni. Wtr. Fin. Auth. VRDN, Ser. C, 4.1s, 6/15/22                       VMIGI            4,000,000
       17,500,000  NY City, Muni. Wtr. Fin. Auth. IFB, MBIA, 6.77s, 6/15/08                         Aaa             17,675,000
                   NY State G.O. Bonds
       15,965,000  Ser. A, 6 1/8s, 6/15/14                                                          A               16,942,856
        7,500,000  Ser. A, 6s, 7/15/08                                                              A                8,268,750
        2,000,000  Ser. A, 6s, 7/15/07                                                              A                2,217,500
        6,050,000  Ser. C, 6s, 10/1/04                                                              A                6,624,750
       13,000,000  NY State Dorm. Auth. IFB (Cornell U.), 10.699s, 7/1/30
                   (acquired 8/9/91, cost $13,315,900)(double dagger)                               AA              15,746,250
        5,700,000  NY State Dorm. Auth. Lease Rev. Bonds (State U. Dorm Fac.),
                   Ser. A, AMBAC, 5 3/4s, 7/1/07                                                    Aaa              6,099,000
                   NY State Dorm. Auth. Rev. Bonds
        5,000,000  (NY Dept of Ed.), 7 3/4s, 7/1/21                                                 Baa              5,781,250
        9,000,000  (State U. Edl. Fac.), Ser. A, 7 5/8s, 5/15/05                                    AAA             10,136,250
       18,800,000  (City U. Syst.), Ser. C, 7 1/2s, 7/1/10                                          Baa             22,278,000
        4,000,000  (State U. Athletic Fac.), 7 1/4s, 7/1/21                                         Baa              4,365,000
        4,465,000  (U. of Rochester), 6 1/2s, 7/1/09                                                A                4,608,148
        7,500,000  (State U. Edl. Fac.), Ser. A, 5 7/8s, 5/15/17                                    Baa              7,659,375
       13,200,000  (State U. Edl. Fac.), Ser. A, 5 7/8s, 5/15/11                                    Baa             13,612,500
       42,910,000  (Construction City U. Syst.), Ser. A, 5 3/4s, 7/1/18                             Baa             43,500,013
       10,000,000  MBIA, 5 3/4s, 7/1/14                                                             Aaa             10,200,000
       24,000,000  (City U. Syst.), Ser. A., 5 3/4s, 7/1/13                                         Baa             24,300,000
       10,145,000  (Construction City U. Syst.), Ser. A, 5 3/4s, 7/1/13                             Baa             10,271,813
       10,000,000  (Columbia U.), Ser. A, 5 3/4s, 7/1/10                                            Aaa             10,687,500
       10,930,000  (Cons City U. Syst.), Ser. A, 5 3/4s, 7/1/09                                     Baa             11,134,938
        3,485,000  (State U. Edl. Fac.), Ser. B, 5.7s, 5/15/04                                      Baa              3,620,044
        6,000,000  (U. Syst. Construction), Ser. A, 5 5/8s, 7/1/16                                  Baa              5,962,500
       16,055,000  (State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/13                                    Baa             15,834,244
        9,000,000  (State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/10                                    Baa              8,988,750
        5,000,000  (State U. Edl. Fac.), Ser. B, 5 1/2s, 5/15/08                                    Baa              5,050,000
       38,600,000  (State U. Edl. Fac.), Ser. A, 5 1/4s, 5/15/15                                    Baa             36,911,250
       11,000,000  (City U. Syst.), Ser. C, 5s, 7/1/17                                              Baa              9,982,500
        4,020,000  (Columbia U.), 5s, 7/1/15                                                        Aaa              3,869,250
       15,985,000  (Cornell U.), 5s, 7/1/15                                                         Aa              15,085,844
       23,864,000  (State U. Edl. Fac.), Ser. B, zero %,  5/15/10                                   BBB             11,395,060
       48,000,000  (State U. Edl. Fac.), Ser. B, zero %, 5/15/09                                    Baa             24,240,000
       54,520,000  (State U. Edl. Fac.), Ser. B, zero %,  5/15/08                                   BBB             29,100,050
       10,000,000  (State U. Edl. Fac.), Ser. B, zero %,  5/15/07                                   BBB              5,662,500
       10,580,000  (State U. Edl. Fac.), Ser. B, zero %,  5/15/06                                   BBB              6,361,225
          700,000  NY State Dorm. Auth. VRDN (Osborne Mem. Home),
                   Ser. A, 3.55s, 7/1/24                                                            VMIGI              700,000
        5,000,000  NY State Energy Research & Dev. Auth. Fac. Rev. Bonds
                   (Cons. Edison Co. of NY, Inc.), Ser. A, 7 1/8s, 12/1/29                          A                5,606,250
       10,000,000  NY State Energy Research & Dev. Auth. Gas Facs. IFB
                   (Brooklyn Union Gas Co.), Ser. B, 10.051s, 7/1/26                                A               12,487,500
                   NY State Energy Research & Dev. Auth. Poll. Control Rev. Bonds
                   (Niagara Mohawk Pwr. Corp.), Ser. A, FGIC
       10,000,000  7.2s, 7/1/29                                                                     Aaa             11,500,000
       12,500,000  6 5/8s, 10/1/13                                                                  Aaa             13,656,250
        4,100,000  NY State Energy Research & Dev. Auth. Poll. Control VRDN
                   (NY Elec. Gas), Ser. D, 4 1/4s, 10/1/29                                          VMIGI            4,100,000
        7,000,000  NY State Energy Research & Dev. Auth. Rev. Bonds,
                   AMBAC, 6.1s, 5/15/20                                                             Aaa              7,315,000
                   NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                   (State Wtr. Revolving Fund)
        8,655,000  Ser. A, 7 1/2s, 6/15/12                                                          Aa               9,607,050
        5,050,000  Ser. E, 6 7/8s, 6/15/10                                                          Aa               5,586,563
        6,870,000  Ser. B, 6.65s, 9/15/13                                                           Aaa              7,599,938
        5,265,000  Ser. A, 6.55s, 9/15/10                                                           Aaa              5,804,663
        5,000,000  NY State Env. Fac. Corp. Wtr. Fac. Rev. Bonds
                   (Spring Valley Wtr. Co.), AMBAC, 6.15s, 8/1/24                                   Aaa              5,218,750
       16,750,000  NY State Hsg. Corp. Rev. Bonds, Ser. A, zero %
                   (9 1/2s, 11/1/00), 11/1/10 ++                                                    Aaa             14,405,000
                   NY State Hsg. Fin. Agcy. Rev. Bonds
        4,790,000  8s, 11/1/08                                                                      Baa              5,370,788
       23,310,000  Prerefunded, 8s, 11/1/08                                                         Aaa             26,835,638
        9,440,000  (Multi-Fam. Hsg. Insd. Mtge. Program), FHA Insd., Ser. A, 7s, 8/15/22            Aa               9,994,600
        5,570,000  (Multi-Fam. Mtge.), Ser. B, AMBAC, 6.35s, 8/15/23                                Aaa              5,757,988
                   NY State Hsg. Fin. Agcy. Svcs. Contract Oblig. Rev. Bonds
        7,500,000  Ser. C, 7.3s, 3/15/21                                                            Aaa              8,587,500
        3,000,000  Ser. A, 6 1/4s, 9/15/10                                                          Baa              3,105,000
                   NY State Local Govt. Assistance Corp. Rev. Bonds
        3,000,000  Ser. A, 7 1/4s, 4/1/18                                                           Aaa              3,393,750
       11,900,000  Ser. A, 6 1/2s, 4/1/20                                                           A               12,852,000
        6,000,000  Ser. E, AMBAC, 6s, 4/1/14                                                        Aaa              6,532,500
       12,510,000  Ser. E, 6s, 4/1/14                                                               A               13,651,538
        5,000,000  Ser. A, 6s, 4/1/07                                                               A                5,431,250
       17,605,000  Ser. B, 5 3/8s, 4/1/16                                                           A               17,362,931
        4,005,000  Ser. E, 5 1/4s, 4/1/16                                                           A                3,949,931
        7,210,000  Ser. C, zero %, MBIA, 4/1/14                                                     Aaa              2,811,900
        2,000,000  NY State Local Govt. Assistance Corp., VRDN, Ser. F, 3.3s, 4/1/25                VMIG             2,000,000
        5,000,000  Ser. B, 3.3s, 4/1/23                                                             VMIGI            5,000,000
       24,700,000  NY State Med. Care Fac. Fin. Agcy. FRB (Monterfiore Med. Ctr.),
                   Ser. A, MBIA, 10.45s, 2/15/24 (acquired various dates from 10/3/91
                   to 4/8/92, cost $26,795,648)(double dagger)                                      Aaa             28,250,625
                   NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
        3,230,000  (Mental Hlth. Svcs. Fac.), Ser. A, Prerefunded, 8 7/8s, 8/15/07                  Aaa              3,414,788
        3,080,000  (Mental Hlth. Svcs. Fac.), Ser. A, 8 7/8s, 8/15/07                               Baa              3,233,230
       11,000,000  (Hosp. & Nursing Home), Ser. B, FHA Insd., 8s, 2/15/28                           Aaa             11,852,500
        7,150,000  (Hosp. & Nursing Home Insd. Mtge.), Ser. A, FHA Insd., 8s, 2/15/27               Aaa              7,513,792
        7,985,000  (Mental Hlth. Svcs. Fac.), Ser. B, Refunded, 7 7/8s, 8/15/20                     Aaa              9,112,881
        5,805,000  (Mental Hlth. Svcs. Fac.), Ser. B, 7 7/8s, 8/15/20                               Baa              6,458,063
        7,275,000  (Mental Hlth. Svcs. Fac.), Ser. A, 7.8s, 2/15/19                                 Baa              7,847,906
       22,525,000  (Presbyterian Hosp.), Ser. A, FHA Insd., 7.7s, 2/15/25                           Aaa             25,594,031
        5,000,000  (Hosp. & Nursing Home), Ser. C, FHA Insd., 7.7s, 2/15/22                         AAA              5,412,500
        6,160,000  (Mental Hlth. Svcs. Fac.), Ser. B, 7 5/8s, 8/15/17                               A                6,937,700
       24,775,000  (Mental Hlth. Svcs. Fac.), Ser. A, 7 1/2s, 2/15/21                               Aaa             28,212,531
       18,500,000  (St. Luke's Hosp.), Ser. B, FHA Insd., 7.45s, 2/15/29                            Aaa             20,604,375
        3,000,000  (Hosp. & Nursing Home), Ser. A, FHA Insd., 6 7/8s, 2/15/32                       Aa               3,206,250
        6,625,000  (Methodist Hosp. & Nursing Home), Ser. A, FHA Insd., 6.7s, 8/15/23               AA               7,072,188
       12,325,000  Ser. A, AMBAC, 6 1/2s, 8/15/29                                                   Aaa             13,449,656
                   NY State Mtge. Agcy. Rev. Bonds
        3,320,000  (Homeownership Dev. Program), Ser. Q, 7.7s, 10/1/12                              Aa               3,498,450
       42,385,000  (Single-Fam.), Ser. 2, zero %, 10/1/14                                           Aa               7,918,366
        4,250,000  NY State Muni. Bond Bank Agcy. Special Program Rev. Bonds
                   (Rochester), Ser. A, 6 3/4s, 3/15/11                                             A                4,595,313
        2,900,000  NY State Pwr. Auth. General Purpose Rev. Bonds, Ser. U, 5 3/4s, 1/1/18           Aa               2,900,232
        8,400,000  NY State Pwr. Auth. Rev. Bonds, Ser. Y, 6 3/4s, 1/1/18                           Aa               9,198,000
       10,000,000  NY State Thruway Auth. Rev. Bonds (Local Hwy. & Bridge), MBIA, 5 3/4s, 4/1/13    Aaa             10,300,000
       20,000,000  NY State Thruway Auth. G.O. Bonds, Ser. C, FGIC, 6s, 1/1/25                      Aaa             20,900,000
        4,300,000  NY State Thruway Auth. Hwy. & Bridge Trust Fund Rev. Bonds,
                   Ser. B, FGIC, 6s, 4/1/14                                                         Aaa              4,536,500
        9,725,000  Ser. A, MBIA, 5 1/2s, 4/1/15                                                     Aaa              9,761,469
       10,000,000  Ser. B, MBIA, 5 1/8s, 4/1/15                                                     Aaa              9,687,500
                   NY State Thruway Auth. Svc. Contract Rev. Bonds
       13,300,000  (Local Hwy. & Bridge), 7 1/4s, 1/1/10                                            Baa             14,929,250
       16,385,000  6.45s, 4/1/15                                                                    Baa             17,224,731
        6,500,000  (Local Hwy. & Bridge), 6 1/4s, 4/1/07                                            Baa              6,792,500
       11,800,000  (Local Hwy. & Bridge), 6s, 1/1/11                                                Baa             11,977,000
       15,000,000  5 3/4s, 4/1/16                                                                   Baa             15,056,250
        5,625,000  5 3/4s, 4/1/06                                                                   Baa              5,835,938
                   NY State Urban Dev. Corp. Rev. Bonds
        9,000,000  (Onondaga Cnty. Convention), 7 7/8s, 1/1/20                                      Baa             10,338,750
       23,250,000  (State Fac.), 7 1/2s, 4/1/20                                                     Aaa             26,534,063
       33,250,000  (Correctional Fac.), Ser. 2, 7 1/2s, 1/1/18                                      Aaa             37,738,750
        5,000,000  (Correctional Cap. Fac.), Ser. A, FSA, 6 1/2s, 1/1/11                            Aaa              5,693,750
        6,000,000  (Correctional Fac.), FSA, 6 1/2s, 1/1/10                                         Aaa              6,817,500
        5,250,000  (State Fac.), 5 3/4s, 4/1/12                                                     Baa              5,355,000
       11,225,000  (State Fac.), 5.7s, 4/1/10                                                       Baa             11,421,438
       16,500,000  5.6s, 4/1/15                                                                     Baa             16,458,750
        7,710,000  (Correctional Cap. Fac.), Ser. A, 5 1/2s, 1/1/09                                 Baa              7,719,638
        7,775,000  (Correctional Cap. Fac.), Ser. A, 5 1/2s, 1/1/08                                 Baa              7,813,875
        2,300,000  North Hempstead, Solid Waste Mgt. Auth. VRDN, Ser. A, 3.45s, 2/1/12              VMIGI            2,300,000
        5,250,000  Port Auth. NY & NJ Cons. Rev. Bonds Ser. 51-E, 7s, 12/1/14                       A                5,389,545
       44,500,000  Ser. 93rd, 6 1/8s, 6/1/94                                                        AA              47,893,111
       56,000,000  FGIC, 4.997s, 11/15/20                                                           AAA             53,340,000
        8,600,000  Port Auth. NY & NJ Cons. IFB, 9.703s, 8/1/26 (acquired 8/29/91,
                   cost $8,814,828)(double dagger)                                                  AA               9,890,000
                   Suffolk Cnty., G.O. Bonds (Southwest Swr. Dist.)
        5,815,000  MBIA, 6s, 2/1/08                                                                 Aaa              6,352,888
        5,000,000  MBIA, 6s, 2/1/06                                                                 Aaa              5,475,000
        2,500,000  Suffolk Cnty., Indl. Dev. Agy. VRDN (Target Rock Corp.), 3.5s, 2/1/07            VMIGI            2,500,000
        2,000,000  Suffolk Cnty., Wtr. Auth. RAN, 3.45s, 2/8/01                                     VMIGI            2,000,000
                   Triborough Bridge & Tunnel Auth. Rev. Bonds
       38,750,000  (Convention Ctr.), Ser. E, 7 1/4s, 1/1/10                                        Baa             44,562,500
       12,500,000  (Convention Ctr.), Ser. E, 6s, 1/1/11                                            Baa             13,000,000
                   Triborough Bridge & Tunnel Auth. General Purpose Rev. Bonds
        7,000,000  Ser. A, 6 1/2s, 1/1/09                                                           Aa               8,023,750
        5,700,000  Ser. Y, 6s, 1/1/12                                                               Aa               6,220,125
        8,915,000  6s, 1/1/10                                                                       Aa               9,784,213
        6,500,000  Ser. B, 5.2s, 1/1/22                                                             Aa               6,264,375
       21,480,000  Ser. B, MBIA, zero %, 1/1/22                                                     Aaa              5,504,250
        9,105,000  Ser. B, MBIA, zero %, 1/1/15                                                     Aaa              3,437,138
       18,000,000  Triborough Bridge & Tunnel Auth. Special Oblig. IFB, AMBAC, 8.421s, 1/1/12
                   (acquired 7/10/92, cost $18,135,000)(double dagger)                              Aaa             20,272,500
        4,000,000  Triborough Bridge & Tunnel Auth. Special Oblig. VRDN, FGIC, 3.5s, 1/1/24         VMIGI            4,000,000
        1,000,000  Warren & Wash Cntys., Indl. Dev. Agcy. VRDN (Manchester Wood), 3.65s, 11/1/04    A                1,000,000
                                                                                                                --------------
                                                                                                                 1,944,392,295

Puerto Rico  (6.7%)*
------------------------------------------------------------------------------------------------------------------------------
       20,500,000  Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds, Ser. A, 7 7/8s, 7/1/17         AAA             22,191,250
                   Cmnwlth. of PR, G.O. Bonds
        3,915,000  6 1/2s, 7/1/13                                                                   A                4,409,269
       11,110,000  6 1/2s, 7/1/12                                                                   A               12,526,525
                   Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
        3,000,000  Ser. V, 6 5/8s, 7/1/12                                                           A                3,217,500
        7,000,000  Ser. Z, FSA, 6 1/4s, 7/1/16                                                      Aaa              7,866,250
        5,000,000  Ser. Z, FSA, 6s, 7/1/18                                                          Aaa              5,487,500
        9,000,000  Ser. X, MBIA, 5 1/2s, 7/1/13                                                     Aaa              9,360,000
                   PR Elec. Pwr. Auth. Rev. Bonds, Ser. W
       33,000,000  MBIA, 7s, 7/1/07                                                                 Aaa             39,146,250
       10,315,000  PR Elec. Pwr. Auth. Rev. Bonds, Ser. R, 6 1/4s, 7/1/17                           A               10,843,644
       11,350,000  PR Tel. Auth. Tel. Auth. IFB, 7.936s, 1/1/20
                   (acquired 9/25/92, cost $10,981,125)(double dagger)                              A               12,258,000
        5,000,000  PR Aqueduct & Swr. Auth. Rev. Bonds, MBIA, 6s, 7/1/06                            Aaa              5,518,750
        7,375,000  PR Elec. Pwr. Auth. Rev. Bonds, Ser. S, 6 1/8s, 7/1/09                           A                7,955,781
                                                                                                                --------------
                                                                                                                   140,780,719
------------------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $1,917,902,977)***                                                  $ 2,085,173,014
------------------------------------------------------------------------------------------------------------------------------

                *  Percentages indicated are based on net assets of $2,102,319,785.

               ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1996 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1996.
                   Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

              *** The aggregate identified cost on a tax basis is $1,920,801,087, resulting in gross unrealized appreciation and depreciation of $167,154,952 and $2,783,025, respectively, or net unrealized appreciation of $164,371,927.

               ++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.


  (double dagger)  Restricted, excluding 144A securities, as to public resale.
                   The total market value of restricted securities held at November 30, 1996 was $111,032,375 or 5.3% of net assets.

                # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1996.

                   The rate shown on VRDN, IFB and FRB are the current interest rates shown at November 30, 1996 which are subject to change based on the terms of the security.

                   The fund had the following industry group concentrations greater than 10% at
                   November 30, 1996 (as a percentage of net assets):

                   Transportation          26.2%
                   Education               17.7
                   Health Care             11.0

                   The fund had the following insurance
                   concentrations greater than 10% at
                   November 30, 1996 (as a percentage of net assets):

                   MBIA                    11.5%


--------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1996
                                                                      Unrealized
                                     Aggregate Face     Delivery    Appreciation/
                        Total Value           Value         Date   (Depreciation)
--------------------------------------------------------------------------------
U.S. Treasury Bond
Futures (Short)         $43,000,938     $42,555,625       Dec 96       $(445,313)
U.S. Treasury Bond
Futures (Short)          11,587,500      11,500,208       Dec 96         (87,292)
Municipal Bond Index
Futures (Long)           20,219,375      20,048,438       Dec 96         170,937
--------------------------------------------------------------------------------
                                                                       $(361,668)
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1996

Assets
-----------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,917,902,977) (Note 1)                                              $2,085,173,014
-----------------------------------------------------------------------------------------------------
Cash                                                                                          213,887
-----------------------------------------------------------------------------------------------------
Interest and other receivables                                                             37,520,602
-----------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      1,139,713
-----------------------------------------------------------------------------------------------------
Receivable for securities sold                                                             15,439,929
-----------------------------------------------------------------------------------------------------
Other assets                                                                                   15,054
-----------------------------------------------------------------------------------------------------
Total assets                                                                            2,139,502,199

Liabilities
-----------------------------------------------------------------------------------------------------
Payable for variation margin                                                                  282,500
-----------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       4,187,311
-----------------------------------------------------------------------------------------------------
Payable for securities purchased                                                           27,892,104
-----------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  1,073,129
-----------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                2,498,250
-----------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                     53,917
-----------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                  23,475
-----------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    3,750
-----------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                        775,747
-----------------------------------------------------------------------------------------------------
Other accrued expenses                                                                        392,231
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                          37,182,414
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $2,102,319,785

Represented by
-----------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                                     $1,987,680,827
-----------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                2,766,182
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                     (55,035,593)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments (Note 5)                                       166,908,369
-----------------------------------------------------------------------------------------------------
Total - Representing net assets applicable to capital shares outstanding               $2,102,319,785

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,873,648,835 divided by 210,172,016 shares)                                                  $8.91
-----------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.91)*                                          $9.35
-----------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($227,404,662 divided by 25,557,648 shares)+                                                    $8.90
-----------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,266,288 divided by 142,064 shares)                                                          $8.91
-----------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.91)**                                         $9.21
-----------------------------------------------------------------------------------------------------

* On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

+ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

**On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended November 30, 1996

Tax exempt interest income                                                              $132,345,693
----------------------------------------------------------------------------------------------------

Expenses:
----------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                          10,240,984
----------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             1,734,733
----------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                             67,477
----------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                              23,454
----------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      3,811,503
----------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      1,856,649
----------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                          4,805
----------------------------------------------------------------------------------------------------
Reports to shareholders                                                                      103,877
----------------------------------------------------------------------------------------------------
Registration fees                                                                              3,250
----------------------------------------------------------------------------------------------------
Auditing                                                                                     100,122
----------------------------------------------------------------------------------------------------
Legal                                                                                         75,438
----------------------------------------------------------------------------------------------------
Postage                                                                                      464,030
----------------------------------------------------------------------------------------------------
Other                                                                                        193,882
----------------------------------------------------------------------------------------------------
Total expenses                                                                            18,680,204
----------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (1,117,706)
----------------------------------------------------------------------------------------------------
Net expenses                                                                              17,562,498
----------------------------------------------------------------------------------------------------
Net investment income                                                                    114,783,195
----------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                          28,049,517
----------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                              815,460
----------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year                   (44,401,444)
----------------------------------------------------------------------------------------------------
Net loss on investments                                                                  (15,536,467)
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     $99,246,728
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                                 Year ended November 30
                                                                         ----------------------------------
                                                                                  1996                 1995
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-----------------------------------------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------------------------------------
Net investment income                                                    $114,783,195          $121,635,507
-----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                    28,864,977           (25,616,294)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                                            (44,401,444)          262,034,238
-----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                       99,246,728           358,053,451
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders:
-----------------------------------------------------------------------------------------------------------
From net investment income
     Class A                                                             (104,395,042)         (113,360,526)
-----------------------------------------------------------------------------------------------------------
     Class B                                                              (10,533,538)           (9,815,891)
-----------------------------------------------------------------------------------------------------------
     Class M                                                                  (49,718)              (11,640)
-----------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                        (111,172,908)          (80,755,503)
-----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                  (126,904,478)          154,109,891
-----------------------------------------------------------------------------------------------------------
Net assets
-----------------------------------------------------------------------------------------------------------
Beginning of year                                                       2,229,224,263         2,075,114,372
-----------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $2,766,182 and $1,213,618, respectively)                     $2,102,319,785        $2,229,224,263
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)
                                                                           For the Period
                                                                           April 10, 1995
                                                                            (commencement
                                                          Year ended       of operations)           Year ended
                                                         November 30       to November 30          November 30
                                                         -------------------------------------------------------------
                                                                1996                 1995                 1996
----------------------------------------------------------------------------------------------------------------------
                                                                      Class M                Class B
                                                        --------------------------------------------------------------
Net asset value, beginning of period                           $8.97                $8.79                $8.95
----------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------
Net investment income                                            .45                  .26(a)               .42
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments          (.06)                 .21                 (.05)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 .39                  .47                  .37
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                      (.45)                (.29)                (.42)
----------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                             --                   --                   --
----------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                     --                   --                   --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                             (.45)                (.29)                (.42)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $8.91                $8.97                $8.90
----------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(b)               4.59                 5.44*                4.35
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                      $1,266                 $588             $227,405
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                  1.11                  .65*                1.46
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)        5.17                 3.30*                4.81
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                         59.60                73.85                59.60
----------------------------------------------------------------------------------------------------------------------




Financial highlights (continued)
(For a share outstanding throughout the period)
                                                                                                 For the Period
                                                                                                January 4, 1993
                                                                                                  (commencement
                                                                                                 of operations)
                                                                    Year ended November 30       to November 30
-----------------------------------------------------------------------------------------------------------------------
                                                                 1995                 1994                 1993
-----------------------------------------------------------------------------------------------------------------------
                                                                          Class B
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $8.02                $9.37                $8.95
-----------------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                             .43                  .46                  .40
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments            .93                (1.24)                 .42
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 1.36                 (.78)                 .82
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
-----------------------------------------------------------------------------------------------------------------------
From net investment income                                       (.43)                (.46)                (.40)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                              --                 (.05)                  --
-----------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                      --                 (.06)                  --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                              (.43)                (.57)                (.40)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $8.95                $8.02                $9.37
-----------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(b)               17.26                (8.75)                9.25*
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                     $215,614             $173,213             $146,665
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                   1.43                 1.39                 1.28*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)         4.95                 5.16                 4.29*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          73.85                47.56                26.60
-----------------------------------------------------------------------------------------------------------------------




Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                               Year ended November 30
                                                                   -------------------------------------------------------
                                                                    1996                 1995                 1994
                                                                   -------------------------------------------------------
                                                                               Class A
                                                                   -------------------------------------------------------
Net asset value, beginning of period                               $8.97                $8.05                $9.38
--------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                                .48                  .49                  .53
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              (.06)                 .92                (1.24)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     .42                 1.41                 (.71)
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------------------------------
From net investment income                                          (.48)                (.49)                (.51)
--------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                 --                   --                 (.05)
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                         --                   --                 (.06)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (.48)                (.49)                (.62)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $8.91                $8.97                $8.05
--------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(b)                   4.92                17.95                (8.02)
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                      $1,873,649           $2,013,022           $1,901,901
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                       .81                  .78                  .75
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)            5.47                 5.63                 5.82
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                             59.60                73.85                47.56
--------------------------------------------------------------------------------------------------------------------------




Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                  Year ended November 30
--------------------------------------------------------------------------------------------------
                                                                 1993                 1992
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $8.98                $8.75
--------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------
Net investment income                                             .53                  .57
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments            .52                  .32
--------------------------------------------------------------------------------------------------
Total from investment operations                                 1.05                  .89
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                       (.53)                (.58)
--------------------------------------------------------------------------------------------------
From net realized gain on investments                            (.10)                (.08)
--------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                    (.02)                  --
--------------------------------------------------------------------------------------------------
Total distributions                                              (.65)                (.66)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $9.38                $8.98
--------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(b)               12.02                10.60
--------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                   $2,280,604           $1,960,500
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                    .76                  .66
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)         5.67                 6.44
--------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          26.60                20.13
--------------------------------------------------------------------------------------------------

*   Not annualized.

(a) Per share net investment income for the period ended November 30, 1995 has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

(c) The ratio of expenses to average net assets for the year ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).




Notes to financial statements
November 30, 1996

Note 1
Significant accounting policies

The fund is a portfolio of Putnam New York Tax Exempt Income Trust, "the trust", registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New York tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1996, the fund had a capital loss carryover of approximately $32,518,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

     Loss Carryover           Expiration
   ------------------    --------------------
      $     5,000          November 30, 2001
      $27,938,000          November 30, 2002
      $ 4,575,000          November 30, 2003

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of market discount and realized and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 1996, the fund reclassified $1,747,659 to increase undistributed net investment income and $376,318 to increase paid-in-capital, with an increase to accumulated net realized loss on investments of $2,123,977. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds, original issue, and stepped-coupon bonds are accreted according to the effective yield method.



Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of any amount over $1.5 billion.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc.

Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1996, fund expenses were reduced by $1,117,706 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $2,450 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total compensation for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $136,250 and $640 from the sale of class A and class M shares, respectively and $558,363 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received $703 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended November 30, 1996, purchases and sales of investment securities other than short-term investments aggregated $1,236,026,865 and $1,328,614,973, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                             Year ended
                         November 30, 1996
----------------------------------------------------
Class A              Shares            Amount
----------------------------------------------------
Shares sold      49,874,885      $435,955,284
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions     6,955,843        61,013,314
----------------------------------------------------
Shares issued in
connection with
the merger of
Putnam New York
Intermediate Tax
Exempt Income
Fund                262,921         2,303,192
----------------------------------------------------
                 57,093,649       499,271,790

Shares
repurchased     (71,315,173)     (624,195,830)
----------------------------------------------------
Net decrease    (14,221,524)    $(124,924,040)
----------------------------------------------------

                             Year ended
                         November 30, 1995
----------------------------------------------------
Class A              Shares            Amount
----------------------------------------------------
Shares sold      34,641,941      $299,863,106
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions     7,781,790        67,528,149
----------------------------------------------------
Shares issued in
connection with
the merger of
Putnam New York
Intermediate Tax
Exempt Income
Fund                     --                --
----------------------------------------------------
                 42,423,731       367,391,255

Shares
repurchased     (54,405,284)     (470,391,927)
----------------------------------------------------
Net decrease    (11,981,553)    $(103,000,672)
----------------------------------------------------

                             Year ended
                         November 30, 1996
----------------------------------------------------
Class B              Shares            Amount
----------------------------------------------------
Shares sold       4,772,161     $  41,813,876
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions       780,326         6,829,056
----------------------------------------------------
Shares issued in
connection with
the merger of
Putnam New York
Intermediate Tax
Exempt Income
Fund                193,968         1,695,279
----------------------------------------------------
                  5,746,455        50,338,211

Shares
repurchased      (4,269,501)      (37,263,730)
----------------------------------------------------
Net increase      1,476,954      $ 13,074,481
----------------------------------------------------

                             Year ended
                         November 30, 1995
----------------------------------------------------
Class B              Shares            Amount
----------------------------------------------------
Shares sold       5,286,706       $45,689,999
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions       736,750         6,385,614
----------------------------------------------------
Shares issued in
connection with
the merger of
Putnam New York
Intermediate Tax
Exempt Income
Fund                     --                --
----------------------------------------------------
                  6,023,456        52,075,613

Shares
repurchased      (3,529,522)      (30,405,514)
----------------------------------------------------
Net increase      2,493,934       $21,670,099
----------------------------------------------------

                             Year ended
                         November 30, 1996
----------------------------------------------------
Class M              Shares            Amount
----------------------------------------------------
Shares sold          89,297          $787,821
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions         4,984            43,584
----------------------------------------------------
                     94,281           831,405

Shares
repurchased         (17,785)         (154,754)
----------------------------------------------------
Net increase         76,496          $676,651
----------------------------------------------------

                          For the period
                          April 10, 1995
                          (commencement
                        of operations) to
                        November 30, 1995
----------------------------------------------------
Class M              Shares            Amount
----------------------------------------------------
Shares sold          70,965          $622,165
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions         1,190            10,457
----------------------------------------------------
                     72,155           632,622

Shares
repurchased          (6,587)          (57,552)
----------------------------------------------------
Net increase         65,568          $575,070
----------------------------------------------------

Note 5
Acquisition of Putnam New York
Intermediate Tax Exempt Income
Fund

On March 11, 1996, the fund issued 262,921 and 193,968 of class A and B shares, respectively, to the shareholders of New York Intermediate Tax Exempt Fund to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The assets of the fund and New York Intermediate Tax Exempt Fund on March 11, 1996, valuation date, were $2,150,121,682 and $3,998,472, respectively. On March 11, 1996, New York Intermediate Tax Exempt Fund had unrealized appreciation of $130,627.

The aggregate net assets of the fund immediately following the acquisition were $2,154,120,154.


Results of October 31, 1996 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on October 31, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:
                                                Votes
                             Votes for       withheld

Jameson Adkins Baxter       152,002,528     2,730,164
Hans H. Estin               152,035,170     2,697,522
John A. Hill                152,084,050     2,648,642
Ronald J. Jackson           151,950,736     2,781,955
Elizabeth T. Kennan         151,964,097     2,768,595
Lawrence J. Lasser          152,037,702     2,694,990
Robert E. Patterson         152,094,558     2,638,113
Donald S. Perkins           151,981,341     2,751,350
William F. Pounds           152,047,734     2,684,957
George Putnam               151,987,108     2,745,584
George Putnam, III          152,045,469     2,687,223
Eli Shapiro                 151,696,041     3,036,651
A.J.C. Smith                152,076,188     2,656,503
W. Nicholas Thorndike       152,008,809     2,723,883

A proposal to ratify the selection of Coopers and Lybrand L.L.P. as auditors for the fund was approved as follows: 148,813,185 votes for, and 1,189,568 votes against, with 4,729,939 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows: 136,267,623 votes for, and 5,898,593 votes against, with 12,566,476 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 133,110,651 votes for, and 7,786,862 votes against, with 13,835,179 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
130,078,548 votes for, and 11,253,439 votes against, with 13,400,705 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investment in real estate was approved as follows:
132,264,458 votes for, and 9,689,130 votes against, with 12,779,104 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 130,853,300 votes for, and 10,710,321 votes against, with 13,169,071 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
134,848,091 votes for, and 6,776,985 votes against, with 13,107,616 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 130,645,795 votes for, and 10,179,391 votes against, with 13,907,506 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 128,046,343 votes for, and 12,866,956 votes against, with 13,819,393 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows:
128,580,470 votes for, and 12,401,850 votes against, with 13,750,372 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 127,677,693 votes for, and 13,118,067 votes against, with 13,936,932 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 128,950,197 votes for, and 11,913,147 votes against, with 13,869,348 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.


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Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Howard K. Manning
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
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Putnam
Investments
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29933-030/345/681   1/97